UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2011

Carbon 612 Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-53882	26-3674846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (516) 282-7652

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole reason for this amendment to the Current Report on Form 8-K filed on June 23, 2011, is to add language in the fourth paragraph below referring to the statement in the opinions of J. H. Cohn, LLP on the financial statements as of and for the years ended December 31, 2010 and 2009 referring to the ability of Carbon 612 Corporation to continue as a going concern.  This language was inadvertently omitted from the Form 8-K as originally filed.

Item 4.01.

Changes in Registrant’s Certifying Accountant.

Effective on June 20, 2011 (the “Effective Date”), Carbon 612 Corporation (the “Company”) dismissed J.H. Cohn LLP (“J. H. Cohn”) from serving as the Company’s independent registered public accounting firm.

The Company’s Board of Directors unanimously approved and authorized this action.

On June 21, 2011, the Company provided J. H. Cohn with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that J. H. Cohn furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated June 24, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The reports of J. H. Cohn on the financial statements of the Company for the years ended December 31, 2009 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that in both years J. H. Cohn included in its report a statement that there was substantial doubt about the Company’s ability to continue as a going concern..  In connection with its audits of the years ended December 31, 2009 and 2010 and reviews of the Company’s financial statements through the Effective Date, there were no disagreements with J. H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J. H. Cohn, would have caused them to make reference thereto in their reports on the financial statements.

On June 20, 2011 the Company engaged KBL, LLP (“KBL”) as its new independent registered public accounting firm.  The Company’s Board of Directors unanimously approved and authorized this action. During the two most recent fiscal years and through the Effective Date, the Company has not consulted with KBL on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that KBL concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated June 24, 2011 from J.H. Cohn LLP to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carbon 612 Corporation

Dated:  June 24, 2011

By: /s/ Arthur Goldberg

Arthur Goldberg,

Chief Financial Officer

3